Business Acquisitions (Tables)	6 Months Ended
Jun. 30, 2014
Business Combinations [Abstract]
Schedule of Fair Values Allocated to Each Class of Identifiable Assets of Hilda Knutsen and Torill Knutsen Acquisition and Difference between Purchase Price and Net Asset Acquired
The fair values allocated to each class of identifiable assets of the Hilda Knutsen and Torill Knutsen and the difference between the purchase price and net asset acquired were calculated as follows:

(US $ in thousands)	June 30, 2014
Purchase consideration (1)		114,293

Less: Fair value of net assets acquired:
Vessel and equipment	335,000

Cash	8,997

Inventories	395
Others current assets	1,939
Amounts due from related parties	4
Long-term debt	(221,812)
Other long-term liabilities	(4,774)
Derivatives liabilities	(348)
Trade accounts payable	(390)
Accrued expenses	(1,360)
Prepaid charter and deferred revenue	(1,487)
Amounts due to related parties	(2,338)
Sub total	113,826

Difference between the purchase price and fair value of net assets acquired		467

Goodwill		467

Difference between the purchase price and allocated values		—

The goodwill recognized in connection with the acquisitions of Hilda Knutsen and Torill Knutsen is attributable primarily to the organization, including structure, systems, skills and abilities.

(1)	The purchase consideration of $114.3 million comprises the following:

(US $ in thousands)
Cash consideration paid to KNOT	113,306
Purchase price adjustments	987
Total purchase consideration	114,293

Schedule of Summarized Consolidated Pro Forma Financial Information

Hilda Knutsen and Torill Knutsen were delivered August 5, and November 4, 2013, respectively, there is no pro forma figure for six months ended June 30, 2013.

(US $ in thousands, except per unit data)	Six Months Ended June 30, 2014
Revenue	67,074
Net income	16,096